                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
LCC International, Inc.

We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 1998, annual report on Form 10-K of LCC International, Inc.

                                                         KPMG LLP

McLean, VA
August 31, 1999